EATON VANCE DIVERSIFIED INCOME FUND Supplement to Prospectus dated March 1, 2010

1. The name of the Fund is changed to Eaton Vance Multi-Strategy Absolute Return Fund.

2. The following replaces the third sentence of the second paragraph under "Principal Investment Strategies" in “Fund Summary":

The Fund may invest in U.S. and foreign securities and other instruments, including sovereign debt (including debt issued by emerging market countries), high yield corporate bonds, floating-rate loans, commodities-related investments, mortgage-backed securities and inflation-linked debt securities.

3. The following replaces the third paragraph under "Principal Investment Strategies" in “Fund Summary" and the third paragraph under "Overview" under "Investment Objective & Principal Policies and Risks":

The Fund engages in derivative transactions to seek total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Such transactions may include the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; deliverable and nondeliverable ("NDF") forward foreign currency exchange contracts (“forwards”); exchange-traded and over-the-counter options on securities, indices or currencies; interest rate, total return, inflation and credit default swaps; forward rate agreements; and credit linked notes and other similarly structured products, including but not limited to instruments that have a greater or lesser credit risk than the security underlying that instrument). The Fund may seek to generate incremental return by writing a series of call and put option spread transactions on the S&P 500 Composite Stock Price Index (S&P 500 Index) and/or a proxy for the S&P 500 Index (such as SPDR Trust Series 1 (SPDRs)) (the "enhancement strategy"). The Fund may also engage in short sales.

4. The following is inserted as the second paragraph of "Derivatives Risk" in "Principal Risks" under "Fund Summary":

The success of put and call spread transactions on the S&P 500 Index and/or a proxy for the S&P 500 Index will be determined by the performance of the S&P 500 Index. If the S&P 500 Index appreciates or depreciates sufficiently over the period to offset the premium received, a loss will result. The risk of selling put options in a spread transaction is mitigated by the purchase of offsetting options at a lower exercise price, thereby capping the maximum loss potential.

5. The following is inserted following "Derivatives Risk" in "Principal Risks" under "Fund Summary":

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities may vary widely and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

6. The following replaces the second paragraph under “Investment Objective and Principal Policies and Risks":

The Fund currently seeks its objective by primarily investing in one or more of the following Portfolios:

  Boston Income Portfolio;
  Build America Bond Portfolio;
  Emerging Markets Local Income Portfolio;
  Floating Rate Portfolio;
  Global Macro Portfolio;
  Government Obligations Portfolio;

  High Income Opportunities Portfolio;
  International Income Portfolio;
  Investment Grade Income Portfolio;
  Investment Portfolio;
  Large-Cap Research Portfolio;
  Multi-Sector Portfolio; and
  Multi-Sector Option Strategy Portfolio.

7. The following replaces the fourth sentence of the third paragraph under "Investment Objective & Principal Policies and Risks":

The Fund may invest in U.S. and foreign securities and other instruments, including sovereign debt (including debt issued by emerging market countries), high yield corporate bonds, floating-rate loans, commodities-related investments, mortgage-backed securities and inflation-linked debt securities.

8. The following replaces the first two paragraphs of "Options on Securities Indices and Currencies." in "Derivatives." under "Investment Objective & Principal Policies and Risks":

Options on Securities, Indices and Currencies. The Fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. By buying a put option on a particular instrument, the Fund pays a premium for the right to sell the underlying instrument at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the instrument until the put option expires. The Fund may purchase uncovered put options. The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options cannot provide in advance for their potential settlement obligations by selling short the underlying securities. The Fund may lose the premium paid for purchased options before they can be profitably exercised.

The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which increases the Fund's return. In writing a put option on a particular instrument, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price. In writing index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination,. Thus, the exercise of put options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

A purchased call option on a particular instrument gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Portfolio cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by the Fund that can act as a partial hedge. If the Fund does not own the instrument underlying a written call option, it may be required to generate cash to purchase the security to meet the requirements of the option. As the writer of index call options, the Fund will be responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Fund will be required to deliver an mount of cash determined by the excess of the value of the index at contract termination over the strike price of the option.

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interests rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market.

The enhancement strategy involves put and call index option spread transactions. For information about this strategy and the related risks, see "Enhancement Strategy".

9. The following is inserted following "Build America Bonds." under "Investment Objective & Principal Policies and Risks":

Inflation-Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

10. The following is inserted following "Forward Rate Agreements." under "Investment Objective & Principal Policies and Risks":

Enhancement Strategy. The Fund may seek to generate incremental return by writing a series of call and put option spread transactions on the S&P 500 Composite Stock Price Index (S&P 500 Index) and/or a proxy for the S&P 500 Index (such as SPDR Trust Series I (SPDRs)) (the "Enhancement Strategy"). In implementing the Enhancement Strategy, the Fund generally seeks call spreads and put spreads that are "out of the money". That is, the exercise price of the call options sold generally will be above the current level of the index when written and the exercise price of the call options bought will be above the exercise price of the call options sold. The exercise price of put options sold generally will be below the current level of the index when written and the exercise price of the put options bought will be below the exercise price of put options sold. The Enhancement Strategy seeks to take advantage of, and its effectiveness is dependent on, a general excess of option price-implied volatilities for S&P 500 index options over realized index volatilities. This market observation is often attributed to an excess of natural buyers over natural sellers of S&P 500 index options. Although long a feature of index option pricing, the Fund cannot assure shareholders that this imbalance will apply in the future over specific periods or generally. It is possible that the imbalance could decrease or be eliminated as a result of actions by investors, including the Fund, that employ strategies designed to take advantage of the imbalance, which could have an adverse effect on the Fund’s ability to use the Enhancement Strategy effectively and to achieve its investment objective.

The call and put spreads employed in the Enhancement Strategy reference the performance of the S&P 500, a broad-based U.S. stock market index. Net premiums earned and the structure of the Fund’s options positions will be determined by market volatility levels and other options valuation factors reflected in the market pricing of S&P 500 index options at the time the positions are entered into. Returns realized call and put spread positions over each roll cycle will be determined by the performance of the S&P 500. If the S&P 500 appreciates or depreciates sufficiently over the period to offset the net premium received, a net loss will result. The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between written and purchased call and put options, and the notional value of the positions.

The Enhancement Strategy also may be based on call and put spreads based on SPDRs, rather than directly on the S&P 500. SPDRs represent share interests in an exchange-traded fund that seeks to replicate the performance of the S&P 500. The value of SPDRs is subject to change as the values of the component securities fluctuate. SPDRs may not exactly match the performance of the S&P 500 due to cash balances, differences in securities weightings, expenses and other factors. SPDR options do not qualify as "section 1256 contracts" and disposition of any SPDR options utilized in the Enhancement Strategy will likely result in short-term or long-term capital gains or losses depending on the holding period. SPDRs reflect the underlying risks of the S&P 500 and SPDR options are subject to the same risks as S&P 500 options.

11. The following replaces the first paragraph under "Management." in "Management and Organization":

Management. The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance”) and each Portfolio’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance. Parametric Risk Advisors, LLC ("PRA") is sub-advisor to Multi-Sector Option Strategy Portfolio. Eaton Vance and BMR’s offices are located at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage $170 billion on behalf of mutual funds, institutional clients and individuals. PRA is located at 274 Riverside Avenue, Westport, CT 06880. PRA is an indirect affiliate of Eaton Vance and BMR. PRA managed approximately $3.5 billion in assets as of March 31, 2010. Each investment adviser manages investments pursuant to investment advisory or sub-advisory agreements. The Fund is allocated its pro rata share of the advisory fees and other expenses paid by the Portfolios in which it invests. If the Fund or Portfolio invests in an affiliated money market fund or similar fund that charges a management fee, then the portion of such fee allocable to that Fund or Portfolio will be credited against that Fund’s or Portfolio’s advisory fee. Information about portfolio managers and advisory fees is set forth below.

12. The following is inserted following "Multi-Sector Portfolio" in "Management and Organization": Multi-Sector Option Strategy Portfolio. Under Multi-Sector Option Strategy Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 0.615% annually of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Annual
Fee Rate
Average Daily Net Assets	(for each level)

$500 million but less than $1 billion	0.5900%
$1 billion but less than $2.5 billion	0.5750%
$2.5 billion but less than $5 billion	0.5600%
$5 billion and over	0.5450%

In addition, on the Portfolio’s net assets that are subject to a written put spread and/or call spread strategy, it is proposed that BMR also receive an investment advisory fee in an amount equal to 0.55% (subject to the breakpoints set forth below).

Under Multi-Sector Option Strategy Portfolio’s sub-investment advisory agreement, PRA receives a sub-advisory fee from BMR on the Portfolio’s average net assets that are subject to a written put spread and/or call spread strategy as follows:

Annual
Fee Rate
Average Daily Net Assets	(for each level)

up to $500 million	0.5500%
$500 million but less than $1 billion	0.5250%
$1 billion but less than $2.5 billion	0.5100%
$2.5 billion but less than $5 billion	0.4950%
$5 billion and over	0.4800%

The Portfolio had not had a full year of operations as of the date of this prospectus. The co-portfolio managers of Multi-Sector Option Strategy Portfolio’s Core Strategy are Messrs. Rawlins and Strelow (since inception). Messers. Rawlins and Strelow are each a Vice President of Eaton Vance and BMR, are Co-Directors of the Customized Solutions Group of Eaton Vance and BMR and have been employ. The co-portfolio managers of the Portfolio’s Enhancement Strategy are Jonathan Orseck and Kenneth Everding of PRA. Messrs. Orseck and Everding are Managing Directors of PRA, have been employed by PRA for more than five years and each manage other Eaton Vance investment portfolios.

13. The following is added as the final section of "Appendix A - Portfolio Overview":

Multi-Sector Option Strategy Portfolio. The Portfolio is a non-diversified, open-end management investment company. The Portfolio is not intended to be a complete investment program, and a prospective investor should take into account its objectives and other investments when considering the purchase of an interest in the Portfolio. The Portfolio cannot assure achievement of its investment objective.

The objective of the Portfolio is total return. The Portfolio uses an options-based return Enhancement Strategy to pursue its investment objective which serves as an overlay to a portfolio of income securities managed by EVM (Core Strategy). By combining these two strategies, the Portfolio seeks to provide investors with a portfolio that will generate returns with low volatility and low correlation to stock and bond market returns.

Core Strategy. The Portfolio’s Core Strategy may invest in a broad range of income securities, including (but not limited to) debt securities of all types, preferred stocks, corporate debt securities of U.S. and non-U.S. issuers (including convertible securities and corporate commercial paper, senior and subordinated debt, foreign securities (including sovereign debt), foreign currencies, repurchase agreements and reverse repurchase agreements, commodities-related investments, mortgage- and asset-backed securities, inflation-indexed bonds issued by governments and corporations, structured notes, delayed funding loans and revolving credit facilities, bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks. The Portfolio may engage in derivative transactions, short sales and securities lending. Permitted derivative transactions include the purchase and sale of futures contracts on securities, indices or currencies, options on futures contracts, deliverable and nondeliverable forward currency exchange contracts, exchange-traded and over-the-counter options on securities, indices or currencies, interest rate, inflation, total return and credit default swaps, forward rate agreements, forward commitments, and credit-linked notes and similar structured products. Derivatives entered by the Portfolio may be traded in the U.S. and abroad. Under normal market conditions, the Portfolio’s investment in foreign securities will not exceed 25% of its net assets.

Enhancement Strategy. The Portfolio’s Enhancement Strategy is implemented by the Portfolio’s sub-adviser, PRA. PRA seeks to generate incremental return for the Portfolio by writing a series of call and put option spread transactions on the S&P 500 Index, SPDRs and/or another proxy for the S&P 500 Index. PRA generally seeks call spreads and put spreads that are "out of the money". That is, the exercise price of the call options sold generally will be above the current level of the index when written and the exercise price of the call options bought will be above the exercise price of the call options sold. The exercise price of put options sold generally will be below the current level of the index when written and the exercise price of the put options bought will be below the exercise price of put options sold.

As a non-diversified fund, the Portfolio may invest a larger portion of its assets in the obligations of a limited number of issuers than a diversified fund.

June 15, 2010	4622-6/10	DIINCPS

EATON VANCE DIVERSIFIED INCOME FUND Supplement to Statement of Additional Information dated March 1, 2010

1. The name of the Fund is changed to Eaton Vance Multi-Strategy Absolute Return Fund.

2. The following is inserted following the last paragraph in "Derivative Instruments." under "Strategies and Risks":

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or a regulator or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.

Options transactions are subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards or trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that may be purchased or sold may be affected by options sold or purchased by other investment advisory clients or the investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

3. The following is inserted following the Fund’s investment restrictions under "Investment Restrictions":

The following investment restrictions of the Multi-Sector Option Strategy Portfolio are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Portfolio’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Portfolio. Accordingly, the Portfolio may not:

(1)	Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)	Purchase any securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Portfolio of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

(3)	Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

(4)	Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate); or

(5)	Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

In addition, the Portfolio may:

(6)	Purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities related investments) to the extent permitted by law.,

The Portfolio may concentrate its investments in certain sectors, industries or types of obligations.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings).

4. The following is inserted following "Multi-Sector Portfolio." under "Investment Advisory and Administrative Services":

Multi-Sector Option Strategy Portfolio. The Portfolio had not had a full year of operations as of the date of this supplement. For a description of the compensation paid by the Portfolio to the investment adviser, and the compensation paid by the investment adviser to the sub-investment advisor, see the Prospectus.

5. The following is inserted following "Information About BMR and Eaton Vance." under "Investment Advisory and Administrative Services":

Information about Parametric Risk Advisors, LLC ("PRA"). PRA is a Westport, Connecticut based specialist derivatives advisory firm. PRA is a subsidiary of Parametric Portfolio Associates, LLC, which is a majority owned subsidiary of Eaton Vance Corp. At March 31, 2010, PRA’s assets under management totaled approximately $3.5 billion.

6. The following replaces the fourth paragraph under "Calculation of Net Asset Value":

As authorized by the Trustees, most seasoned fixed-rate 30 year MBS are valued through the use of a matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Certain other MBS, including, but not limited to, collateralized mortgage obligations and adjustable rate MBS are valued by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Other debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges are generally valued at closing settlement prices. An exchange-traded option is valued on the valuation day at the mean of the bid and asked prices at Portfolio Valuation Time as reported by the Options Price Reporting Authority. Over-the-counter options are valued at prices obtained from a broker (typically the counterparty to the options) on the valuation day. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Such values may be based on valuation models, information provided by market makers or estimates of market values obtained from yield or market data relating to investments or securities with similar characteristics. Short-term obligations and money market securities maturing in sixty days or less typically are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations maturing in sixty days or less are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Equity securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices, or if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ Global Select Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and asked prices on the principal market where the security was traded. Investments for which market quotations are unavailable, including any security the disposition of which is restricted under the Securities Act of 1933, as amended, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios. Generally, trading in foreign securities, derivative instruments and currencies is substantially completed each day at various times prior to the time a Portfolio calculates its net asset value. If an event materially affecting the values of such securities, instruments or currencies occurs between the time such values are determined and the time net asset value is calculated, such securities, instruments or currencies may be valued at fair value as determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

June 15, 2010

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